SUPPLEMENT

DATED AUGUST 27, 2014 TO

HARTFORD BALANCED HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS

DATED MAY 1, 2014

Effective January 1, 2015, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive 0.02% of the contractual management fee for Hartford Balanced HLS Fund (the “Fund”) through December 31, 2015.  Accordingly, the above referenced Prospectus is revised as follows:

The following paragraph is added after the third paragraph under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Management Fee”:

Effective January 1, 2015, the Investment Manager has contractually agreed to waive 0.02% of the Fund’s contractual management fee through December 31, 2015.

This Supplement should be retained with your Prospectus for future reference.